Trinseo PLC

(Incorporated in Ireland with limited liability under the Companies Act 2014 with registered number 562693)

Notice of Extraordinary General Meeting

Convened Pursuant to Section 1111 of the Companies Act 2014

Your attention is drawn to the notes to the Notice of Extraordinary General Meeting (the “Notice”) set out below which explains the purpose of the extraordinary general meeting of Trinseo PLC (the “Company”), to be held at 440 E. Swedesford Rd., Suite 301, Wayne, Pennsylvania 19380, United States on September 23, 2026 at 8:45 a.m. EST (the “Extraordinary General Meeting” or “EGM”).

Any shareholder entitled to attend the Extraordinary General Meeting may appoint one or more proxies, who need not be a shareholder(s) of the Company, to act on your behalf as further explained in notes 6 and 7.

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NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TRINSEO PLC

REGISTERED OFFICE:

Riverside One

Sir John Rogerson’s Quay

Dublin 2

Dublin, Ireland

D02 X576

(Incorporated in Ireland with limited liability under the Companies Act 2014 with registered number 562693)

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of the Company will be held on Wednesday, September 23, 2026 at 8:45 a.m. EST, in person at 440 E. Swedesford Road, Suite 301, Wayne, Pennsylvania 19380, United States. Shareholders in Ireland may participate in the Extraordinary General Meeting by audio and video link at McCann FitzGerald LLP, Riverside One, Sir John Rogerson's Quay, Grand Canal Dock, Dublin 2, D02 X576, Ireland at 1:45 p.m. IST on September 23, 2026 for the following purpose:

In accordance with section 1111 of the Companies Act 2014, to consider whether any, and if so what, measures should be taken to deal with the situation which has arisen whereby the Company’s net assets are less than half of the Company’s called-up share capital.

By Order of the Board

Angelo Chaclas

Senior Vice President,

Chief Legal Officer,

Chief Compliance Officer

and Corporate Secretary

Dated: August 14, 2026

Directors: K’Lynne Johnson (USA), Joseph Alvarado (USA), Frank Bozich (USA), Victoria Brifo (USA), Jeffrey J. Cote (USA), Jeanmarie Desmond (USA), Matthew Farrell (USA), Carol Flaton (USA), Jill Frizzley (USA), Sandra Beach Lin (USA), Henri Steinmetz (LUX)

NOTES

1.	Section 1111 of the Companies Act of Ireland (the “Companies Act”) provides that if the net assets of an Irish public company are half or less of its called-up share capital, the directors of the company shall convene an extraordinary general meeting for the purpose of considering whether any steps, and if so, what steps should be taken to deal with the situation.

2.	On August 7, 2026, the Directors determined that, based on calculations provided by the Company, that the net assets of the Company are half or less of its called-up share capital, and therefore the Company is required to convene an EGM in accordance with Section 1111 of the Companies Act.

3.	Shareholders should note that no resolutions are being proposed at the EGM, nor are resolutions permitted to be proposed by shareholders at the EGM under Section 1111 of the Companies Act. No matter will be presented for a vote of members or otherwise acted upon at the EGM.

4.	For the avoidance of doubt, neither the Company nor the Directors make any recommendation or take any position with respect to the EGM.

5.	The record date for attending at the EGM is the close of business on August 12, 2026.

6.	In accordance with the Companies Act, any shareholder entitled to attend at the EGM may appoint one or more proxies to attend at the EGM, who need not be a shareholder(s) of the Company. All proxy appointments should comply with the form of proxy and other requirements under the Companies Act and the Company’s Constitution for such appointment to be valid. Proxies may be appointed by depositing a signed instrument of proxy to Trinseo PLC, 440 E. Swedesford Rd., Suite 301, Wayne, Pennsylvania 19380, United States, attention Corporate Secretary no later than 48 hours before the EGM.

7.	Neither the Company nor the Directors are seeking or requesting any proxy or other authorization to act on behalf of any shareholder at the EGM.